EXHIBIT 10(iii) A (5)

AMENDMENT NO. 1

TO

ACUITY BRANDS, INC.

SENIOR MANAGEMENT BENEFIT PLAN

THIS AMENDMENT made as of the 26th day of June, 2007, by Acuity Brands, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company maintains the Acuity Brands, Inc. Senior Management Benefit Plan (the “Plan”); and

WHEREAS, the Company now desires to amend the Plan’s Change in Control provision;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Plan is hereby amended as follows:

1.

Effective June 26, 2007, Section 12.2(c) is hereby amended by deleting the words “seventy percent (70%)” and replacing them with the words “sixty percent (60%)”.

2.

This Amendment No. 1 to the Plan shall be effective as of June 26, 2007. Except as hereby modified, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed as of the date first written above.

ACUITY BRANDS, INC.

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Chairman, President and Chief Executive Officer